 Exhibit 99.2

INDEX TO PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2007

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines the pro forma consolidated balance sheet of XLNT and the historical balance sheet of Echo as of December 31, 2007 giving effect to the merger of XLNT and Echo pursuant to the merger agreement, as if the merger had been consummated on December 31, 2007. The following unaudited pro forma condensed consolidated statements of operations combine the pro forma statements of operations of XLNT and the historical statements of operations of Echo for the year ended December 31, 2007, giving effect to the merger, as if it had occurred on January 1, 2007 for all periods presented. The pro forma statements of operations of XLNT are presented as if all of its acquisitions during 2007 had occurred on January 1, 2007.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information for the year ended December 31, 2007 from the audited financial statements of XLNT, Echo and certain of the acquired hospitals. This information should be read together with XLNT’s audited financial statements and related notes included in this document under XLNT Consolidated Financial Statements, and the Echo audited financial statements for the year ended December 31, 2007.

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the merger, factually supportable, and expected to have a continuing impact on the combined results.

The unaudited pro forma consolidated information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Because the plans for these activities have not been finalized, we are not able to reasonably quantify the cost of such activities. You should not rely on the pro forma consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the Company will experience after the merger.

The following information should be read in conjunction with the pro forma condensed consolidated statements:

•	Accompanying notes to the unaudited pro forma condensed consolidated financial statements.

•	Separate historical consolidated financial statements of XLNT for the year ended December 31, 2007 (unaudited) included elsewhere in this document.

·	Separate historical financial statements of Echo for the year ended December 31, 2007

Under the terms of public offering by Echo the following shares owned by the founding stockholders were placed into an escrow account maintained by Corporate Stock Transfer, Inc., acting as escrow agent. These shares will be released from escrow in two equal increments:

•	781,250 shares on the expiration of three years from March 17, 2006; and

•
781,250 shares when the last sale price of the Company’s common stock equals or exceeds $11.50 per share for any 20 trading days within any 30 trading day period beginning after the completion of the merger.

The foregoing restrictions are subject to certain limited exceptions such as transfers to family members and trusts for estate planning purposes, upon death of an escrow depositor, transfers to an estate or beneficiaries, or other specified transfers. Even if transferred under these circumstances, the shares will remain in the escrow account. The shares may be released from escrow prior to the above dates only if following the initial Acquisition, the Company consummates a transaction in which all of the stockholders of the combined entity have the right to exchange their shares of common stock for cash, securities or other property. If the price of the Company’s common stock fails to reach the trigger price for the required number of trading days described above, the 781,250 shares subject to this condition will remain in escrow until a transaction is consummated in which all stockholders of the combined entity have the right to exchange their common stock for cash, securities or other property, or until the Company ceases operations.

The shares placed in escrow subject to performance and market conditions as defined in the agreement, the attainment of which can not be assured, are considered contingent shares. As a result, these shares are not included in the income (loss) per common share for historical as well as pro forma calculations. The agreement provides that the shares are to be released to the initial stockholders (all of whom were officers and/or directors or are a related party to an officer and director) upon meeting certain performance and market conditions. Accordingly, the Company may be required to recognize a charge based on the fair value of the shares at the time the shares are released from the escrow. The amount of such charge could be equal to the number of shares times the market value at such date. Based on the target price of $11.50, such charge would be approximately $8,984,000.

The following unaudited pro forma condensed consolidated balance sheets and condensed consolidated statements of operations for all periods presented herein assumes none of the convertible debt of XLNT was converted into common stock of the Company. This assumption affects the conversion ratio and number of shares of common stock issued in the merger.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 and the consolidated statement of operations for the year ended December 31, 2007 have been prepared using the following assumption as to the level of approval of the merger by the Echo stockholders as follows:

•	Assuming Maximum Conversion: This presentation assumes that 19.99% of public stockholders of Echo converted their shares into a pro rata share of the trust account

The unaudited pro forma condensed consolidated financial statements were prepared using the reverse acquisition application of the equity recapitalization method of accounting with XLNT, an operating company, treated as the accounting acquirer in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. The merger will be treated as the equivalent of XLNT issuing stock for the net monetary assets of Echo. Accordingly, the assets and liabilities of Echo, a non-operating company, have been presented at their historical cost, which approximates fair value, with no goodwill or other intangible assets recorded and no increment in stockholders’ equity.

UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
OF
ECHO HEALTHCARE ACQUISITION CORP. AND XLNT VETERINARY CARE, INC.
FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS EXCEPT PER SHARE DATA)

		XLNT
	Historical	Pro forma	Pro forma	Historical	Pro forma
	XLNT	Adjustment*	XLNT	Echo	Adjustment		Combined (1)

Net revenues	$62,528	$6,765	$69,293				$69,293
Cost of sales	59,088	6,772	65,860				65,860
Gross profit	3,440	(7)	3,433	-	-		3,433
Operating expenses:
Sales and marketing							-
General and administrative	16,351		16,351	7,339	870	l	24,560
					-
Total operating expenses	16,351	-	16,351	7,339	870		24,560

Income/(loss) from operations	(12,911)	(7)	(12,918)	(7,339)	(870)		(21,127)
Interest and other income, net	367	26	393	2,783	(556)	d	2,620
Interest expense	(3,843)	(697)	(4,540)				(4,540)
Warrant liability expense	-		0	(490)			(490)
Income tax expense	(44)		(44)	(966)	571	e	(439)
Net loss	$(16,431)	$(678)	$(17,109)	$(6,012)	$(855)		$(23,976)
Pro forma net (loss)/income per share-Basic	$(3.07)		$(3.20)	$(0.75)			$(1.07)
Weighted average shares outstanding	5,349		5,349	7,969
Shares from assumed conversions of warrants
Weighted average shares outstanding - Diluted	5,349		5,349	7,969
Pro forma net (loss)/income per share-Diluted	$(3.07)		$(3.20)	$(0.75)
Proforma shares used to compute net
income/(loss) per share - Basic and Diluted				7,969	(1,362)	j	22,500
					15,893	k

*     See Table A contained in Note 2.

(1) This Combined Statement of Operations assumes maximum conversion by Echo common stockholders of shares subject to conversion.

UNAUDITED PRO FORMA CONDENSED
COMBINED BALANCE SHEET
OF
ECHO HEALTHCARE ACQUISITION CORP. AND XLNT VETERINARY CARE, INC.
AS OF DECEMBER 31, 2007

(IN THOUSANDS EXCEPT PER SHARE DATA)

	Historical	Historical	Pro forma
	XLNT	Echo	Adjustment		Combined (1)

Current Assets
Cash and cash equivalents	$2,005	$10	58,273	a	$38,580
			(11,635)	g
			(1,006)	b
			(9,067)	c
Accounts receivable - net of allowance for doubtful accounts	179				179
Inventories	1,268				1,268
Prepaid expenses and other current assets	1,148	-			1,148
Total current assets	4,600	10	36,565		41,175

Investments held in Trust Fund	-	58,273	(58,273)	a	-
Fixed assets, net	7,887				7,887
Goodwill	49,190				49,190
Other intangible assets, net	7,145				7,145
Other assets	1,020				1,020
Total assets	69,842	58,283	(21,708)		106,417
Current liabilities
Line of credit	-	1,006	(1,006)	b	-
Accounts payable	6,481				6,481
Accrued expenses and other current liabilities	6,122	9,067	(9,067)	c	6,122
Current portion of capitalized lease obligations	520				520
Current portion of long term obligations	1,533				1,533
Total current liabilities	14,656	10,073	(10,073)		14,656
Capitalized lease obligations, less current portion	531				531
Notes payable and other long term liabilities	33,135				33,135
Total liabilities	48,322	10,073	(10,073)		48,322

Common stock subject to possible conversion		11,635	(11,635)	g	-
(1,436781) shares at a conversion value of
approximately $(8.10) per share

Commitments and Contingencies

Stockholders' equity
Preferred stock	1		(1)	h	-
Common stock	1	1			2
Additional paid-in capital	41,402	42,850	1	h	77,977
			(6,276)	i

Accumulated deficit	(19,884)	(6,276)	6,276	i	(19,884)

Total stockholders' equity	21,520	36,575			58,905
Total liabilities and stockholders' equity	$69,842	$58,283	$(21,708)		$106,417

(1)	This Combined Balance Sheet assumes maximum conversion by Echo common stockholders of shares subject to conversion.

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

1.	PRO FORMA CONVERSION ASSUMPTIONS

The adoption of the merger agreement and the transactions contemplated by the merger agreement by the Echo stockholders required the affirmative vote of (a) a majority of the shares of Echo common stock issued in Echo’s initial public offering actually voting upon the merger and (b) a majority of the shares of Echo common stock issued and outstanding as of the Record Date. However, the merger could not have been completed if the holders of 20% or more of the shares of common stock issued in Echo’s initial public offering voted against the merger and demanded that Echo convert their shares into a pro rata portion of the trust account. The unaudited pro forma condensed combined financial statements assume that 80.01% of the outstanding shares of Echo's common stock on the record date voted affirmatively, and there are 19.99% conversions.

2.	PRO FORMA ADJUSTMENTS

There were no inter-company balances and transactions between Echo and XLNT as of the dates and for the periods of these pro forma condensed combined financial statements.
The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Echo and XLNT filed consolidated income tax returns during the periods presented. The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

a)	Release of funds held in trust by Echo to an operating cash account.

b)	Payment of the Echo Line of Credit

c)	Payment of estimated transaction costs in the amount of $9,067,000, which are assumed will be paid in conjunction with the closing of the merger.

d)
Reduction of interest income which is attributable to the cash held in trust to the shares subject to conversion as if 19.99% of the shares are converted with the resultant reduction in cash and interest income.

e)	Income tax impact on pro forma profit adjustment.

f)	Record common stock subject to conversion as Paid in Capital assuming no conversions

g)	Payment of cash to the maximum amount of dissenting Echo stockholders as consideration for their shares of common stock.

h)
Each share of Series A preferred stock is assumed to be converted into one share of XLNT common stock while each share of the Series B preferred stock is assumed to be converted into 100 shares of XLNT common stock.

i)	Elimination of Echo’s accumulated deficit

j)	To exclude weighted average shares subject to conversion.

k)	Shares issued in connection with the XLNT merger.

l)	Effect of new employment contracts with the President and Chief Operating Officer, Chief Financial Officer and General Counsel that are directly attributable to the merger.

TABLE A

The following table provides results of operations from the period January 1, 2007 to the date of acquisition by XLNT during 2007. The pro forma adjustments below give effect as if XLNT acquired these operations on January 1, 2007.

					Selling,	Operating			Income/Loss before Provision		Net
			Direct	Gross	General and	Income	Other	Interest	for Income	Tax	Income
		Revenue	Costs	Profit	Administrative	(loss)	Income	Expense	Tax	Provision	(loss)
Scripps Ranch Veterinary Specialists		$166	$121	$45	$14	$31	$-	$-	$31	$-	$31
California Animal Hospital Veterinary Specialists Group, Inc.		1,179	777	402	193	209	6	-	215	3	212
South Bay Veterinary Specialists, Inc.		787	624	163	116	47	9	(1)	55	1	54
Vet Surg, Inc.		336	265	71	45	26	-	(6)	20	1	19
Bay Area Veterinary Specialists, Inc.		2,045	1,770	275	414	(139)	-	(5)	(144)	1	(145)
Bradshaw Veterinary Clinic, Inc.		2,252	2,000	252	335	(83)	11	(5)	(77)	(1)	(76)
Subtotal		6,765	5,557	1,208	1,117	91	26	(17)	100	5	95

Proforma Adjustments

Reclassification of direct costs	(A)		1,117	(1,117)	(1,117)			-

Interest expense adjustment for hospitals	(B)							17	17		17

Interest expense adjustment for XLNT	(C)							(195)	(195)		(195)

Eliminate hospitals tax provision	(D)									(5)	5

$12 million, 12% notes payable interest	(E)							(360)	(360)		(360)

$12 million, 12% notes payable discount amortization	(F)							(142)	(142)		(142)

Amortization of intangibles	(G)		98	(98)		(98)			(98)		(98)

Total		$6,765	$6,772	$(7)	$-	$(7)	$26	$(697)	$(678)	$-	$(678)

(A)	To reclass acquired hospitals' sales, general and administrative expenses to direct costs in conformity with XLNT accounting policy.
(B)	To adjust acquired hospitals' interest expense for notes that were either paid-off or assumed by XLNT and are reflected in adjustment (C).
(C)	To reflect debt taken on by XLNT in the acquisition of the hospitals, as if the purchases were made as of January 1, 2007.
(D)	To eliminate the taxes of the acquired hospitals, as in the proforma period, there was a net loss and no taxes would be owed.
(E)	To reflect interest on $12 million, 12% notes payable and other long term liabilities as if the debt was incurred as of January 1, 2007.
(F)
To reflect amortization on $1.7 million debt discount on $12 million, 12% notes payable debt incurred on March 29, 2007, which is reflected in the XLNT balance sheet as of December 31, 2007 as notes payable and other long term liabilities as if it had been issued as of January 1, 2007.

(G)	To reflect the amortization of intangible assets as if the assets were acquired on January 1, 2007.

3.	PRO FORMA NET LOSS PER SHARE

Calculation of Pro Forma Weighted Average Shares Outstanding as of December 31, 2007 Assuming Actual Conversion
	XLNT Shares(1)	Conversion Ratio(2)	XLNT Shares Converted to Echo Shares
Common Stock	5,509,250	0.7710	4,247,632
Preferred Series A	9,925,000	0.7710	7,652,175
Preferred Series B	3,458,100	0.7710	2,666,192
Convertible Debt	1,721,153	0.7710	1,327,009
Total	20,613,503	0.7710	15,893,008
Echo Weighted Average Shares Out Standing Basic December 31, 2007			6,607,177
Total Weighted Average Shares Outstanding Basic Pro Forma December 31, 2007			22,500,185

(1)	Shares issuable upon conversion of convertible debt and exercise of warrants are not included since the effect would be anti dilutive.